Consolidated Balance Sheet Parentheticals (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheet
Fixed maturities, available for sale, amortized cost	$ 62,196	$ 60,829
Equity securities, available for sale, cost	$ 686	$ 462
Common stock, shares authorized	1,750.0	1,750.0
Common stock, shares issued	353.5	377.4
Common stock, shares outstanding	353.5	377.4	392.8	434.6
Treasury stock, at cost, shares	401.5	372.3